Exhibit 10.3

                               SECURITY AGREEMENT

         SECURITY AGREEMENT, dated as of February 17, 1998, made by ADVANCED COMMUNICATIONS SYSTEMS, INC., INTEGRATED SYSTEMS CONTROL, INC. and RF MICROSYSTEMS, INC., (together with any other Person that has become a party hereto as provided herein, collectively the "Borrowers" and individually, each a "Borrower"), in favor of NATIONSBANK, N.A., as agent (in such capacity, the "Agent"), for the benefit of the Lenders, as the holders of the Secured Obligations and as parties to the Credit Agreement described below.

                                   WITNESSETH:

         WHEREAS, the Borrowers are parties to the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, the banks and other financial institutions from time to time parties thereto (the "Lenders") and the Agent;

         WHEREAS, pursuant to the Credit Agreement, the Lenders, have agreed to make certain extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

         WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Borrowers shall have executed and delivered this Security Agreement to the Agent;

         NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit under the Credit Agreement, the Borrowers hereby agree with the Agent, for the benefit of the Lenders as follows:

         1.   Defined Terms

              1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the Commonwealth of Virginia on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Instruments, Inventory and Proceeds.

                    (b) The following terms shall have the following meanings:

                    "Agreement": this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                    "Code": the Uniform Commercial Code as from time to time in effect in the Commonwealth of Virginia.

                    "Collateral": as defined in Section 2.

                    "Collateral Account":  the Collateral Account as defined in
Section 3.

                    "Copyrights" means all of the following to the extent that any Borrower now or hereafter has any right, title or interest therein: (i) all United States copyrights in all Works, whether published or unpublished, now existing or hereafter created or acquired, including, without limitation, the copyrights in the Works listed in Schedule 2 hereto, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office, and (ii) all renewals thereof.

                    "Copyright Licenses" means any written agreement, naming any Borrower as licensor or licensee, granting any right under any Copyright, including, without limitation, the agreements described in Schedule 2 hereto, as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of any Borrower to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Borrower to damages arising out of or for breach or default in respect thereof and (iii) all rights of any Borrower to exercise all remedies thereunder.

                    "Government Contract" means all contracts of any Borrower or any of its Subsidiaries with respect to which the United States or any department, agency or instrumentality or agent thereof, or any state or local government or any department, agency or instrumentality or agent thereof is a debtor or obligor (including any guarantor) in any way in connection with any Receivable or obligation to such Borrower or any of its Subsidiaries.

                    "Patents": means all of the following to the extent that any Borrower now or hereafter has any right, title or interest therein (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in
Schedule 3, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 3.

                    "Patent Licenses": any written agreement providing for the grant by or to any Borrower of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 3.

                    "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

                    "Secured Obligations": shall be the collective reference to the unpaid principal of and interest on the Notes and all other obligations and liabilities (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), of such Borrower to the Agent and the Lenders (including, without limitation, any affiliate of a Lender with respect to any Letter of Credit issued by such affiliate) whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the Notes, the other Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Agent or to the Lenders as are required to be paid by such Borrower pursuant to the terms of the Credit Agreement, this Agreement or any other Loan Document);

                    "Termination Date": the date on which the Commitments and the Credit Agreement have been terminated and the Secured Obligations have been irrevocably paid in full other than indemnification obligations not then due and payable, including, without limitation, in subsections 4.14, 4.15, 4.16, 4.17,
10.7 and 11.6 of the Credit Agreement.

                    "Trademarks": means all of the following to the extent that any Borrower now or hereafter has any right, title or interest therein (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 4, and (b) all renewals thereof.

                    "Trademark Licenses": means any written agreement providing for the grant by or to any Borrower of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule 4.

                    "Works":  any tangible expression of an idea of any Person.

              1.2   Other Definitional Provisions.

                    (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection and Schedule references are to this Agreement unless otherwise specified.

                    (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, each Borrower hereby grants to the Agent, for the benefit of the Lenders, a security interest in all of the following property now owned or at any time hereafter acquired by such Borrower or in which such Borrower now has or at any time in the future may acquire any right, title or interest (collectively, together with all amounts on deposit in the Collateral Account from time to time, the "Collateral"):

                    (a)    all Accounts;

                    (b)    all Chattel Paper;

                    (c)    all Copyrights;

                    (d)    all Copyright Licenses;

                    (e)    all Documents;

                    (f)    all Equipment;

                    (g)    all Fixtures;

                    (h)    all General Intangibles;

                    (i)    all Instruments;

                    (j)    all Inventory;

                    (k)    all Patents;

                    (l)    all Patent Licenses;

                    (m)    all Trademarks;

                    (n)    all Trademark Licenses;

                    (o)    all books and records pertaining to the Collateral;
and

                    (p) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

         3.   Collateral Account

              3.1 Establishment of Collateral Accounts. At the request of the Agent, there shall be established and at all times thereafter there shall be maintained by the Borrowers, a non-interest bearing cash collateral account with NationsBank, N.A., account number to be determined (the "Collateral Account"), subject to the terms of this Agreement.

              3.2 Rights, Title and Interest of Collateral Accounts. All right, title and interest in and to the Collateral Account shall vest exclusively in the Agent, for the benefit of the Lenders. The Borrowers shall have no rights with respect to the Collateral Account and the Agent, shall have sole dominion and control over the Collateral Account and the monies deposited therein. Monies deposited in the Collateral Account shall constitute security for the Secured Obligations. Each Borrower hereby pledges and assigns to the Agent, and hereby grants to the Agent, for the benefit of the Lenders, a security interest in, all right, title or interest (if any) which any Borrower now has or may hereafter have or purport or claim to have in or to the Collateral Account and all monies held therein, any investments made with such monies and any and all certificates or instruments from time to time representing or evidencing such investments (and all proceeds thereof).

              3.3 Maintaining the Collateral  Account. To the extent required by
Section 3.1, until the Termination Date of this Agreement:

                    (a) The Borrowers will maintain the Collateral Account with NationsBank, N.A.

                    (b) All monies received by the Agent, while a Default or an Event of Default has occurred and is continuing, all monies received pursuant to subsection 4.5(a) and Section 9 of the Credit Agreement, and any monies received as a result of investments made as contemplated by Section 4 hereof, shall be deposited in the Collateral Account.

         4. Investment of Monies. Pending the disbursement thereof pursuant to the terms of this Agreement, all monies in the Collateral Account shall (to the extent it is practical to do so) be invested by the Agent in Cash Equivalents (as defined in the Credit Agreement). All such investments shall be evidenced either (a) by negotiable certificates or instruments which are held by or for the account of the Agent, or (b) by book entries maintained in a Commonwealth, District or State in which the Agent may be granted by book entries a security interest in the securities relating thereto. In the absence of its gross negligence, or willful misconduct, the Agent shall not have any ability out of or in connection with any investment made in accordance with the provisions herein or for any loss or decline in value of any investment or from any loss resulting directly or indirectly from any investment made pursuant to and in accordance with the provisions hereof.

         5. Representations and Warranties. Each Borrower hereby represents and warrants that:

              5.1 Title; No Other Liens. Except for the security interests granted to the Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, such Borrower owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Agent pursuant to this Agreement or as are permitted pursuant to the Credit Agreement.

              5.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) constitute perfected security interests in the Collateral in favor of the Agent for the benefit of the Lenders of the Secured Obligations, as collateral security for the Secured Obligations and (b) are prior to all other Liens on the Collateral in existence on the date hereof.

              5.3 Inventory and Equipment. The Inventory and the Equipment are kept at the locations listed on Schedule 5.

              5.4 Chief Executive Office. On the date hereof, each Borrower's chief executive office is located is as specified on Schedule 1.

              5.5 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

         6. Covenants. Each Borrower covenants and agrees with the Agent that, from and after the date of this Agreement until the Termination Date:

              6.1 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Agent duly endorsed in a manner satisfactory to the Agent to be held as Collateral pursuant to this Agreement.

              6.2   Maintenance  of  Insurance.   Each  Borrower  will  maintain
insurance in accordance with subsection 7.5 of the Credit Agreement.

              6.3 Maintenance of Perfected Security Interest; Further Documentation.

                    (a) Each Borrower shall maintain the security interests created by this Agreement as perfected security interests having at least the priority described in subsection 5.2 and shall defend such security interests against the claims and demands of all Persons whomsoever.

                    (b) At any time and from time to time, upon the written request of the Agent and at the sole expense of each Borrower affected thereby, each Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

              6.4 Changes in Locations, Name, etc. Each Borrower will not unless it shall have given the Agent at least thirty (30) days prior written notice of such change (or, in the case of Inventory and Equipment, at least ten (10) days prior written notice, to the extent that such Borrower has taken such action as reasonably may be required of it to maintain the continuous perfection of the Agent's security interests in such Inventory or Equipment, as the case may be):

                    (a) permit any of the Inventory (other than goods-in-transit and immaterial amounts of goods in temporary locations in the ordinary course of business) or Equipment to be kept at a location other than those listed on
Schedule 5; or

                    (b) change the location of their chief executive offices from that specified in subsection 5.4; or

                    (c) change its name, identity or corporate structure to such an extent that any financing statement filed by the Agent in connection with this Agreement would become seriously misleading.

              6.5 Further Identification of Collateral. Each Borrower will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

              6.6 Notices. Each Borrower will advise the Agent promptly, in reasonable detail of (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral and (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

         7.   Provisions Relating to Receivables.

              7.1 Borrowers Remain Liable under Receivables. Anything herein to the contrary notwithstanding, each Borrower shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Receivable. Neither the Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Agent, or any Lender of any payment relating to such Receivable pursuant hereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of any Borrower under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

              7.2 Analysis of Receivables. The Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Borrower shall furnish all such assistance and information as the Agent, may reasonably require in connection with such test verifications. The Agent in its own name or in the name of others may during such time as a Default or an Event of Default shall have occurred and be continuing communicate with the obligors on the Receivables to verify with them to the Agent's satisfaction the existence, amount and terms of any Receivables. Collections on Receivables.

              7.3   Collections on Receivables.

                    (a) The Agent hereby authorizes each Borrower to collect the Receivables subject to the Agent's direction and control, and the Agent may curtail or terminate said authority at any time when an Event of Default has occurred and is continuing and may then direct that payments on the Receivables be made directly to the Agent, in accordance with the provisions of subsection
11.1. If any Borrower is required by the Agent, at any time when a Default or an Event of Default has occurred and is continuing, any payments of Receivables, when collected by such Borrower, (1) shall be forthwith (and, in any event, within two Business Days) deposited by such Borrower in the exact form received, duly endorsed by such Borrower to the Agent, if required, in a Collateral Account maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent only as provided in subsection 10.3, and (2) until so turned over, shall be held by such Borrower in trust for the Agent, segregated from other funds of such Borrower.

                    (b) Each such deposit of Proceeds of Receivables shall be accompanied by a report (in the form customarily prepared by such Borrower for its internal purposes) identifying in reasonable detail the nature and source of the payments included in the deposit.

                    (c) At the Agent's request at any time when a Default or an Event of Default has occurred and is continuing any or all Borrowers shall deliver to the Agent, all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

              7.4   Government Contracts.

                    (a) The Borrower represents and warrants that each Government Contract set forth on Schedule 6 (i) does not and will not contain any provision prohibiting assignment thereof as provided herein, and (ii) contains a "no set-off" clause or does not permit any set-off against or reduction of the obligation to make payments thereunder for liability of such Borrower to the government because of renegotiation, fine, penalty (other than as specifically permitted by the Federal Assignment of Claims Act with respect to Government Contracts with the Federal government), taxes, social security contributions, or withholding or failing to withhold taxes, social security contributions or similar amounts, whether arising from or independent of the Contract except as indicated on Schedule 6. Each Borrower shall promptly notify the Agent of any material claimed set-off or reduction or the disallowance of progress payment requests. Without limiting the foregoing, with respect to each Government Contract (including, if required by applicable law, each purchase order or delivery order), each Borrower shall, except as otherwise consented to by the Agent concurrently with the execution of this Agreement with respect to existing Government Contracts (or purchase orders or delivery orders, if applicable) and within five (5) Business Days after entering into any new Government Contract (or purchase order or delivery order, if applicable) complete, execute and deliver to or as directed by the Agent with respect to such contract, at such Borrower's expense, a Notice of Assignment substantially in the form of Exhibit A hereto and an Instrument of Assignment substantially in the form of Exhibit B hereto, or in such other forms as the Agent may specify from time to time, each in form and substance satisfactory to the Agent; provided, however, that the Borrower shall not be required to execute and deliver any assignments and/or notices of assignment and letters of representation with respect to Receivables identified in subsection 7.9 of the Credit Agreement. The provisions of this Section shall not limit or supersede any other provisions of this Agreement.

                    (b)  All  Government  Contracts  have  been,  or if  arising hereafter will be, legally awarded and binding on the parties thereto; no payment has been or will be made by any Borrower or any of its respective affiliates, or any Person acting on its behalf, to any Person that was, is or will be contingent upon the award of any Government Contract in violation of applicable procurement law or that would otherwise be in violation of applicable procurement law (including, but not limited to, the Federal Acquisition
Regulation, the Defense Acquisition Regulations, the Federal Procurement Regulations and the Armed Services Procurement Regulations); there is no claim that has been asserted by any government agency or authority concerning the award or performance of any Government Contract and each Borrower shall promptly notify the Agent upon becoming aware of the assertion of any such claim or the existence of any basis therefor; none of the Borrowers or any of its respective directors, employees or affiliates have been debarred or suspended from participation in the award of contracts with the Federal government or any state or local government, or any agency or instrumentality thereof, or is a party to or the subject of any pending or to any Borrower's knowledge threatened proceeding or investigation relating to debarment or suspension or of any complaint issued by or before any such Person relating thereto, and each Borrower shall promptly notify the Agent upon becoming aware of the occurrence of any of the foregoing or the existence of any basis therefore; and none of the Borrowers or any of its respective affiliates, or any of its officers, directors or employees is permanently or temporarily enjoined or barred from engaging in or continuing any conduct or practice relating to the conduct of their business, or enjoining or requiring any of them to take any action of any kind relating thereto, and each Borrower shall promptly notify the Agent upon becoming aware of the occurrence of any of the foregoing or the existence of any basis therefor.

                    (c) Each Borrower's cost accounting and procurement systems are and at all times have been, and will continue to be, in compliance with all requirements relating or applicable to the Government Contracts.

                    (d) No Borrower has assigned any of the Government Contracts or any rights or proceeds thereunder to any other Person.

              7.5   Additional Representations and Warranties.

                    (a) No amount payable to any Borrower under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent.

                    (b) The amounts represented by each Borrower to the Agent from time to time as owing to such Borrower in respect of the Receivables will at such times be accurate in all material respects.

              7.6   Covenants.

                    (a) Other than in the ordinary course of business, no Borrower will (i) grant any extension of the time of payment of any Receivable,
(ii)  compromise or settle any Receivable for less than the full amount thereof,
(iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable, (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof or (vi) fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to a Receivable (other than any right of termination).

                    (b)Each Borrower will deliver to the Agent a copy of each material demand, notice or document received by it that questions the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

         8. Provisions Relating to Patents and Trademarks.

              8.1 Representations and Warranties.

                    (a) Schedule 3 refers to all Patents and material Patent Licenses owned by each Borrower in its own name on the date hereof.

                    (b) Schedule 4 refers to all Trademarks registered with Governmental Authorities and material Trademark Licenses owned by each Borrower in its own name on the date hereof.

                    (c) To the best of each Borrower's knowledge, each Patent and Trademark is on the date hereof valid, subsisting, unexpired, enforceable and has not been abandoned, except where such abandonment would not reasonably be expected to have a Material Adverse Effect.

                    (d) Except as set forth in either Schedule 3 or Schedule 4, none of such Patents and Trademarks is on the date hereof the subject of any exclusive licensing or franchise agreement.

                    (e) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity or enforceability of any Patent or Trademark in any respect that could reasonably be expected to have a Material Adverse Effect.

                    (f) No action or proceeding is pending on the date hereof seeking to limit, cancel or question the validity of any Patent or Trademark, which, if adversely determined, would have a Material Adverse Effect.

              8.2   Covenants.

                    (a) Each Borrower (either itself or through  licensees) will
(1) maintain each Trademark which is material to its business (as reasonably determined by such Borrower) in full force free from any claim of abandonment for non-use, (2) maintain as in the past the quality of products and services offered under such Trademark, (3) employ such Trademark with the appropriate notice of registration (if deemed advisable by management in its reasonable discretion) and (4) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated.

                    (b) No Borrower will knowingly do any act, or omit to do any act, whereby any Patent which is material to such Borrower's business (as reasonably determined by such Borrower) may become abandoned or dedicated to the public.

                    (c) Each Borrower will notify the Agent promptly if it knows that any application or registration relating to any material Patent or Trademark may become abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding such Borrower's ownership of any material Patent or Trademark or its right to register the same or to keep and maintain the same.

                    (d) Whenever any Borrower, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Borrower shall report such filing to the Agent within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Agent, such Borrower shall execute and deliver any and all additional agreements, instruments, documents, and papers as the Agent may reasonably request to evidence the Agent's security interest in any such Patent or Trademark and the goodwill and general intangibles of such Borrower relating thereto or represented thereby.

                    (e) Each Borrower will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each material application (and to obtain the relevant registration) and to maintain each registration of the material Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                    (f) In the event that any Borrower becomes aware that any Patent or Trademark is infringed, misappropriated or diluted by a third party, each Borrower affected thereby shall (i) take such actions as such Borrower shall deem appropriate under the circumstances to protect such Patent or Trademark and (ii) if such Patent or Trademark is of economic value, promptly notify the Agent after it learns thereof and where appropriate in accordance with its business judgment, sue for infringement, misappropriation or dilution, to seek injunctive relief, and to recover any and all damages for such infringement, misappropriation or dilution.

         9.   Copyrights.

              9.1 Representations and Warranties.

                    (a) Schedule 2 refers to all material Copyrights registered with or for which an application has been filed with a Governmental Authority and Copyright Licenses owned by each Borrower in its own name on the date hereof.

                    (b) To the best of each Borrower's knowledge, each Copyright is on the date hereof valid, subsisting, unexpired, enforceable and has not been abandoned.

                    (c) Except as set forth in Schedule 2, none of such Copyrights is on the date hereof the subject of any exclusive licensing or franchise agreement.

                    (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Copyright in any respect that could reasonably be expected to have a Material Adverse Effect.

                    (e) No action or proceeding is pending on the date hereof seeking to cancel or question the validity of any Copyright which, if adversely determined, would have a Material Adverse Effect.

              9.2   Covenants.

                    (a) Each Borrower (either itself or through  licensees) will
(i) employ the appropriate notice of copyright for each work subject to copyright protection to the extent necessary to protect any registered Copyright relating to such work and (ii) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Copyright may become invalidated.

                    (b) No Borrower will knowingly (either itself or through licensees) do any act, or omit to do any act, whereby any Copyright may become injected into the public domain; unless in its business judgment, such Copyright is no longer used or useful in the business of such Borrower and such Borrower decides to do so.

                    (c) Each Borrower will notify the Agent promptly if it knows, or has reason to know, that any Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any political subdivision thereof) regarding such Borrower's ownership of any such Copyright or its validity.

                    (d) If any Borrower owns any Copyrights, such Borrower either itself or through any agent, employee, licensee or designee, shall provide to the Agent, a document confirming the Agent's security interest in each registered Copyright with respect to which such Borrower acquires an interest during the two preceding calendar quarters, duly executed and in proper form for filing in the United States Copyright Office or other applicable United States Governmental Authority. Upon request of the Agent, each Borrower shall execute and deliver any and all additional agreements, instruments, documents, and papers as the Agent may reasonably request to confirm the Agent's security interest in such Copyright, and each Borrower hereby constitutes the Agent as its attorney-in-fact to file all such writings for the foregoing purposes, all lawful acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Termination Date (as defined herein).

                    (e) Each Borrower will take all necessary steps, as it shall deem appropriate under the circumstances, in accordance with its business judgment, to maintain and pursue each application filed (and to obtain the relevant registration) and to maintain to the extent permitted by law each registration of each Copyright owned by such Borrower including, without limitation, filing of applications for renewal, where necessary.

                    (f) Each Borrower will promptly notify the Agent of any material infringement of any Copyright owned by it of which it becomes aware and will take such actions as it shall deem appropriate under the circumstances to protect such Copyright, including, where appropriate in accordance with its business judgment, the bringing of suit or the settling of actual or potential suits for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

         10.  Remedies.

              10.1 Notice to Obligors. Upon the request of the Agent at any time when a Default or an Event of Default has occurred and is continuing each Borrower shall notify obligors on the Receivables that the Receivables have been assigned to the Agent and that payments in respect thereof shall be made directly to the Agent.

              10.2 Proceeds to be Turned Over To The Agent. In addition to the rights of the Agent specified in subsection 7.3 with respect to payments of Receivables, when a Default or an Event of Default has occurred and is continuing all Proceeds received by any Borrower consisting of cash, checks and other near-cash items shall be held by such Borrower in trust for the Agent, segregated from other funds of such Borrower, and shall, forthwith upon receipt by such Borrower, be turned over to the Agent, in the exact form received by such Borrower (duly endorsed by such Borrower to the Agent, if required) and held by the Agent in the Collateral Account. All Proceeds while held by the Agent in the Collateral Account (or by such Borrower in trust for the Agent) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in subsection 10.3.

              10.3 Application of Proceeds. At such intervals as may be agreed upon by any Borrower and the Agent or, if an Event of Default has occurred and is continuing at any time at the Agent's election, the Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Secured Obligations in such order as the Agent may elect, and any part of such funds which the Agent elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Agent to each Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds when no Default or Event of Default is continuing shall be paid over to each Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Secured Obligations shall have been paid in full and the Commitments under (and as defined in) the Credit Agreement shall have expired or otherwise been terminated shall be paid over to the Borrowers or to whomsoever may be lawfully entitled to receive the same.

              10.4 Code Remedies. If an Event of Default has occurred and is continuing, the Agent on behalf of the Lenders may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, if an Event of Default has occurred and is continuing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Borrower, which right or equity is hereby waived or released. Each Borrower further agrees, if an Event of Default has occurred and is continuing at the Agent's request, to assemble the Collateral and make it available to the Agent, at places which the Agent shall reasonably select, whether at each Borrower's premises or elsewhere. To the extent permitted by applicable law, each Borrower waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

         11. Agent, Appointment as Attorney-in-Fact; Agent, Performance of Borrowers' Obligations.

              11.1 Powers. Each Borrower hereby irrevocably constitutes and appoints the Agent and any officer or agent, thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Borrower and in the name of such Borrower or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, such Borrower hereby gives the Agent, the power and right, on behalf of such Borrower, without notice to or assent by such Borrower, to do any or all of the following:

                    (a) at any time when a Default or an Event of Default has occurred and is continuing in the name of any Borrower or its own name, or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

                    (b) in the case of any Copyright, Patent or Trademark, execute and deliver any and all agreements, instruments, documents and papers as the Agent may request to evidence the Agent's security interests in such Copyright, Patent or Trademark and the goodwill and general intangibles of any Borrower relating thereto or represented thereby;

                    (c) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

                    (d) execute,  in  connection  with any sale  provided for in
subsection  10.4,  any   endorsements,   assignments  or  other  instruments  of
conveyance or transfer with respect to the Collateral; and

                    (e) at any time when a Default or an Event of Default has occurred and is continuing (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (2) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against any Borrower with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Agent, shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and do, at the Agent's option and at the expense of each Borrower affected thereby , at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's security interest therein and to effect the intent of this Agreement, all as fully and effectively as any Borrower might do.

              11.2 Performance by Agent of Borrowers' Obligations. If any Borrower fails to perform or comply with any of its agreements contained herein, the Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

              11.3 Borrowers' Reimbursement Obligation. The expenses of the Agent incurred in connection with actions undertaken as provided in this Section, together with interest thereon at a rate equal to the rate per annum at which interest would then be payable on past due Prime Rate Loans under the Credit Agreement, from the date of payment by the Agent, to the date reimbursed by each Borrower, shall be payable by such Borrower to the Agent on demand.

              11.4 Ratification; Power Coupled With An Interest. Each Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof in accordance with the terms of this Agreement. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         12. Duty of the Agent. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent, deals with similar property for its own account. Neither the Agent, nor any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Agent and the Lenders hereunder are solely to protect the Agent's and such Lenders' interests in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. The Agent, and the Lenders, shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Borrower for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         13. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, each Borrower authorizes the Agent to file financing statements with respect to the Collateral without the signature of each Borrower affected thereby in such form and in such filing offices as the Agent, reasonably determines appropriate to perfect the security interests of the Agent, under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

         14. Authority of Agent. Each Borrower acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent, or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent, and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and such Borrower, the Agent shall be conclusively presumed to be acting as agent, for the Agent, with full and valid authority so to act or refrain from acting, and neither such Borrower nor any Issuer shall be under any obligation or entitlement, to make any inquiry respecting such authority.

         15. Notices. All notices, requests and demands to or upon the Agent or any Borrower hereunder shall be effected in the manner provided for in subsection 11.3 of the Credit Agreement.

         16. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         17. Amendments in Writing; No Waiver; Cumulative Remedies.

              17.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Borrower and the Agent, provided that any provision of this Agreement imposing obligations on any Borrower may be waived by the Agent in a written instrument executed by the Agent.

              17.2 No Waiver by Course of Conduct. Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to subsection 17.1) delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion.

              17.3 Remedies Cumulative. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         18. Additional Borrowers. Each Subsidiary of the Borrowers required to become a party to this Agreement pursuant to subsection 7.12 of the Credit Agreement, shall become a Borrower for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Joinder Agreement in the form of Exhibit D to the Credit Agreement.

         19. Joint and Several Liability. WHETHER OR NOT EXPRESSLY STATED HEREIN OR IN ANY OTHER LOAN DOCUMENT, ALL OBLIGATIONS OF THE BORROWERS (OR OF ANY BORROWER) HEREUNDER AND UNDER EACH OTHER LOAN DOCUMENT (WHETHER IN CONNECTION WITH LOANS, LETTERS OF CREDIT OR OTHER OBLIGATIONS) ARE JOINT AND SEVERAL OBLIGATIONS OF ALL BORROWERS.

         20. Maximum Amount of Joint and Several Liability. To the extent that applicable Law otherwise would render the full amount of the joint and several obligations of any Subsidiary of ACS Inc. hereunder and under the other Loan Documents invalid or unenforceable, such Subsidiary's obligations hereunder and under the Loan Documents shall be limited to the maximum amount which does not result in such invalidity or unenforceability, provided, however, that each Borrower's obligations hereunder and under the other Loan Documents shall be presumptively valid and enforceable to their fullest extent in accordance with the terms hereof or thereof, as if this Section 20 were not a part of this Agreement.


         21. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with ACS Inc. and the Agent.

         22. Section Headings. The Section and subsection headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         23. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Borrower and shall inure to the benefit of the Agent and its successors and assigns.

         24. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

         25. Release of Collateral and Termination. The Agent shall release the Collateral from the Lien created hereby, and this Agreement and all obligations of the Agent and each Borrower hereunder shall terminate on the Termination Date.

         IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                         ADVANCED COMMUNICATION SYSTEMS, INC.
                         INTEGRATED SYSTEMS CONTROL, INC.
                         RF MICROSYSTEMS, INC.


                             By:  /s/  Dev Ganesan
                                  Dev Ganesan
                             Chief Financial Officer

DC1DOCS1.68408